EPIPHANY FUNDS

Epiphany Core Equity Fund

Supplement

Dated December 11, 2007 to Class N Prospectus Dated January 5, 2007
Dated December 11, 2007 to Class A and Class C Prospectus Dated June 26, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On December 5, 2007, Trinity Fiduciary Partners, LLC ("Adviser"), the investment adviser to the Epiphany Core Equity Fund, transferred part ownership interest in the Adviser to Keith Hutton. Following the transfer of ownership interest, Keith Hutton holds a one third ownership interest in Trinity Fiduciary Partners, LLC.

While causing no change in the personnel who manage the assets of the Fund, the transfer of ownership interest in Trinity Fiduciary Partners, LLC to Keith Hutton may have resulted in a change in control of the Adviser and may, therefore, constitute an “assignment” of the existing investment advisory agreement between the Fund and the Adviser within the meaning of the Investment Company Act of 1940, as amended. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the Investment Company Act. Consequently, the Board of Trustees of Epiphany Funds has called for a special meeting of the Fund’s shareholders to be held at which shareholder approval of a new investment advisory agreement between the Fund and the Adviser will be sought. It is expected that the new investment advisory agreement will contain the same terms and conditions as the existing agreement.

Pursuant to an Interim Advisory Agreement approved by the Board of Trustees on May 8, 2007 and effective upon the transfer of ownership interest and assignment of the advisory contract on December 5, 2007, the Adviser will continue to manage the assets of the Fund under substantially identical terms of the existing advisory agreement for a period of 150 days from the effective date of the interim advisory agreement.

Additional details regarding the special meeting will be contained in a proxy statement to be mailed to the Fund’s shareholders in advance of the special meeting.

Please keep this Prospectus Supplement with your records.